UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:  November 15, 2007

AMERICAN LORAIN CORPORATION (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-31619 (Commission File Number)	87-0430320 (IRS Employer Identification No.)

Beihuan Road Junan County Shandong, China 276600 (Address of Principal Executive Offices) (Zip Code)

(86) 539-7318818
(Registrant's Telephone Number, including Area Code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 15, 2007, American Lorain Corporation., a Delaware Corporation (the "Company"), issued a press release reporting its financial results for the third quarter ended September 30, 2007. A copy of the press release is furnished hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 15, 2007

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LORAIN CORPORATION
(Registrant)

Dated: November 15, 2007	By: /s/ Si Chen
Si Chen Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release dated November 15, 2007.